UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 12, 2024
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Cyxtera Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39496	84-3743013 (IRS Employer Identification No.)
2333 Ponce de Leon Boulevard Suite 900 Coral Gables, FL 33134 (Address of principal executive office)	(Commission File Number)	33134 (Zip Code)
(305) 537-9500
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CYXTQ	*

*Cyxtera Technologies, Inc. Class A common stock began trading exclusively on the over-the-counter market on June 15, 2023 under the symbol CYXTQ.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on June 4, 2023, Cyxtera Technologies, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re: Cyxtera Technologies, Inc., et al., Case Nos. 23-14852 through 23-14867.

On October 31, 2023, the Company Parties entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Phoenix Data Center Holdings LLC (the “Purchaser”). Pursuant to the Purchase Agreement, the Purchaser acquired substantially all of the Company’s assets and assumed certain specified liabilities of the Company (the “Transaction”).

Item 1.03 Bankruptcy or Receivership.

On November 16, 2023, the Bankruptcy Court held a confirmation hearing to approve the Company’s Fourth Amended Joint Plan of Reorganization of Cyxtera Technologies, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code and the Transactions contemplated thereunder (the “Plan”). The Bankruptcy Court approved the Plan, and on November 17, 2023, the Bankruptcy Court entered the Revised Findings of Fact, Conclusions of Law, and Order Confirming the Fourth Amended Joint Plan of Reorganization of Cyxtera Technologies, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Confirmation Order”) confirming the Plan. A copy of the Plan and the Confirmation Order are attached hereto as Exhibit 2.1 and 2.2, respectively, and are incorporated herein by reference into this Item 1.03, and all filings related to the Chapter 11 Cases are available electronically at https://www.kccllc.net/cyxtera/.

Summary of Confirmed Plan

The Plan authorized, among other things, the Company Parties to sell substantially all of their assets to the Purchaser pursuant to the terms of the Purchase Agreement (the “Asset Sale”) and the winding down of the Company Parties’ estates following consummation of the Asset Sale. The foregoing summary is qualified in its entirety by reference to the Plan.

In the Company’s most recent monthly operating report filed with the Bankruptcy Court on December 22, 2023, the Company reported aggregated total assets of approximately $11.9 million and total liabilities of approximately $103.1 million for the reporting period ended November 30, 2023. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Effectiveness of Confirmed Plan

The Plan became effective on January 12, 2024 (the “Effective Date”) when the Company Parties filed a Notice of (A) Entry of the Order Confirming the Fourth Amended Joint Plan of Reorganization of Cyxtera Technologies, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code and (B) Occurrence of Effective Date (the “Notice of Effective Date”) with the Bankruptcy Court. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description is a summary of the material terms of the Notice of Effective Date, does not purport to be complete and is qualified in its entirety by reference to the full text of the Notice of Effective Date filed as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note to Holders of the Company’s Common Stock

As a result of the Plan becoming effective, all of the Company’s equity interests, consisting of outstanding shares of Class A common stock (“common stock”), were cancelled, released, extinguished, and discharged and will be of no further force or effect as of the Effective Date without consideration and have no value.

No shares of the Company’s common stock will be reserved for future issuance in respect of claims and interests filed and allowed under the Plan or pursuant to the exercise of any rights, options, or other obligations of the Company to issue its common stock.

The Company intends to file a Form 15 with the SEC deregistering the Company’s common stock pursuant to Rule 12g-4(a)(1) under the Securities Exchange Act of 1934 (“Exchange Act”). Upon filing the Form 15, the Company intends to immediately cease filing any further periodic or current reports under the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The Plan provides that on the Effective Date, except with respect to the new takeback facility or to the extent otherwise provided in the Plan, including in Article V.A thereof, all notes, instruments, certificates and other documents evidencing claims or interests, including first lien credit documents and all other credit agreements and indentures, shall be cancelled, and the obligations of the Company Parties and any non-debtor affiliate thereunder or in any way related thereto, including any liens and/or claims in connection therewith, shall be deemed satisfied in full, cancelled, discharged, released, and of no force or effect, and the agents named in the Plan shall be released from all duties and obligations thereunder. Holders of or parties to such cancelled instruments, securities, and other documentation have no rights arising from or relating to such instruments, securities and other documentation, or the cancellation thereof, except the rights provided for pursuant to the Plan.

The certificates, shares and ownership interests and related agreements, purchase rights, options and warrants that were cancelled on the Effective Date included all of the Company’s common stock and related rights to purchase or receive shares of common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Plan provides that on the Effective Date the Company’s board of directors will be dissolved and any remaining officers will be deemed to have resigned. Each of the Company’s directors, Manuel D. Medina, Greg Waters, Nelson Fonseca, Fahim Ahmed, Benjamin Phillips, John W. Diercksen, Frederick Arnold, Roger Meltzer and Scott Vogel, and the Company’s remaining officers, including Nelson Fonseca, President & Chief Executive Officer and Carlos Sagasta, Chief Financial Officer ceased being directors and officers of the Company on the Effective Date.
Item 9.01.    Financial Statement and Exhibits.
(d) Exhibits.

Exhibit Number	Description
2.1	Fourth Amended Chapter 11 Plan of Reorganization of Cyxtera Technologies, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code.
2.2
Revised Findings of Facts, Conclusions of Law, and Order Confirming the Fourth Amended Joint Plan of Reorganization of Cyxtera Technologies, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code.

99.1
Notice of (A) Entry of the Order Confirming the Fourth Amended Joint Plan of Reorganization of Cyxtera Technologies, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code and (B) Occurrence of Effective Date (the “Notice of Effective Date”).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyxtera Technologies, Inc.

Date: January 19, 2024	By:	/s/ Eugene I. Davis
	Name:	Eugene I. Davis
	Title:	Chairman and Chief Executive Officer of PIRINATE Consulting Group, LLC, Plan Administrator pursuant to the Fourth Amended Joint Chapter 11 Plan of Cyxtera Technologies, Inc. and Its Debtor Affiliates